Liquidity	6 Months Ended
Jun. 30, 2023
Liquidity [Abstract]
LIQUIDITY

NOTE 3 — LIQUIDITY

As reflected in the unaudited condensed consolidated financial statements, the Company’s cash provided by operating activities was $0.6 million for the six months ended June 30, 2023 as compared to cash used in operating activities was $0.4 million for the same period of last year. Total cash and cash equivalents decreased by $1,443,486 to $1,471,984 as of the June 30, 2023 from $2,915,470 as of December 31, 2022. As of June 30, 2023, negative working capital was approximately $5.4 million, including deferred revenue of approximately $7.1 million, which was reported as current liability, but will not require cash payment in the future. Management expects to spend about $2.8 million when the Company produces and sells the products and realizes the deferred revenue. In early December 2022, China announced a nationwide loosening of its zero-COVID policy, and the country faced a wave in infections after the lifting of these restrictions. Although the spread of the COVID-19 has appeared to be under control currently, a resurgence of the COVID-19 outbreak may again give rise to economic downturns and other significant changes in regional and global economic conditions, and negatively affect the Company’s ability to execute the sales contract, fulfil customer orders, and collect customer payments timely. As a result, there is a possibility that the Company’s revenue and cash flows may underperform in the next 12 months.

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources and ability to obtain additional financial support in the future, and its operating and capital expenditure commitments. As of June 30, 2023, the Company had cash of approximately $1.5 million. All of the PRC stores resumed their normal business activities on December 10, 2022 and have fully recovered from the 2022 COVID-19 outbreak during the six months ended June 30, 2023. The Company opened three stores in PRC and two stores in the U.S. in 2023, and the Company expects to open another ten stores in PRC later in fiscal year 2023. In addition, the Company will further implement initiatives to control costs and improve its operating efficiency in fiscal year 2023. Therefore, revenue and net income are expected to increase significantly in the second half of fiscal year 2023 as compared to the same period of last year. On April 3, 2023, the Company closed its IPO of 3,390,000 Class A ordinary shares at a public offering price of $4.00 per Class A ordinary share for the total gross proceeds of $13.6 million before deducting underwriting discounts and other related expenses. Net proceeds of the Company’s IPO were approximately $12.0 million. Furthermore, the Company’s controlling shareholder, Mr. Gang Li, has made pledges to provide continuous financial support to the Company for at least 12 months from the issuance of the unaudited condensed consolidated financial statements.

Currently, the Company is working to improve its liquidity and capital sources primarily through cash flows from operation, debt financing, financial support from its principal shareholder, and the proceeds the Company received from the IPO. In order to fully implement its business plan and sustain continued growth, the Company may also seek equity financing from outside investors when necessary. Based on the current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirement for at least 12 months from the date of the unaudited condensed consolidated financial statements.